Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 7 - COMMITMENTS AND CONTINGENCIES

a.	Royalties to the Israel Innovation Authority (“IIA”):

The Company receives royalty-bearing grants from the IIA, for approved research and development projects. The programs include grants for: wages, materials, subcontractors and miscellaneous. The Company was required to pay royalties at the rate of 3%-3.5% on sales of products developed with the funds provided by the IIA, up to an amount equal to 100% of the IIA research and development grants received, linked to the dollar including accrued interest. Until October 25, 2023, the interest was calculated at a rate based on 12-month LIBOR applicable to USD deposits. However, on October 25, 2023, the IIA published a directive concerning changes in royalties to address the expiration of the LIBOR. Under such directive, regarding IIA grants approved by the IIA prior to January 1, 2024 but which are outstanding thereafter, as of January 1, 2024 the annual interest is calculated at a rate based on 12-month SOFR, or at an alternative rate published by the Bank of Israel plus 0.71513%; and, for grants approved on or following January 1, 2024 the annual interest shall be the higher of (i) the 12 months SOFR interest rate, plus 1%, or (ii) a fixed annual interest rate of 4%.

As of December 31, 2018, two IIA programs were completed, while the amounts received for them aggregated to $1.224 million. In addition, another IIA approved plan commenced on May 1, 2020, and was completed on July 31, 2021, pursuant to which a total of $627 thousand was received. During January 2023, the IIA approved an additional program to finance further development of the Company’s manufacturing process of its wearable neural interface in Israel. The approved program is in amount of approximately $900 thousand (NIS 3.1 million), of which the IIA will finance 60%; for the years ended December 31, 2024 and 2023, the Company received $180 thousand and $288 thousand, respectively.

The terms of the grants under the Encouragement of Research, Development and Technological Innovation in the Industry 1984 require that the manufacturing of products resulting from IIA-funded programs be carried out in Israel, unless a prior written approval of the IIA is obtained (except for a transfer of up to 10% of the production rights, for which a notification to the IIA is sufficient). During December 2022, the Company received an approval from the IIA to transfer some of its manufacturing activities abroad.

As a condition for obtaining approval to manufacture outside Israel (or following a declaration that up to 10% of the production is transferred abroad), the Company would be required to pay increased royalties, which usually amount to 1% in addition to the standard royalties rate 3%-3.5%, and also the total amount of its liability to the IIA may be increased to between 120% and 300% of the grants received from the IIA, depending on the manufacturing volume that is performed outside Israel (less royalties already paid to IIA).

Research and development grants deducted from research and development expenses amounted to $0, $92 thousand and $415 thousand for the years ended December 31, 2025, 2024 and 2023, respectively. As of December 31, 2025, the maximum obligation with respect to the grants received from the IIA, contingent upon entitled future sales, is $2.4 million plus interest which may be increased, depending on the manufacturing volume that is performed outside Israel. The Company has obligations regarding know-how, technology, or products, not to transfer the information, rights thereon and production rights which derive from the research and development, in whole or part, of its Mudra product and its Mudra Band product, without the IIA Research Committee approval.

In December 2025, the IIA approved a pilot program for the adaptation of the Company’s Mudra neurological human–machine interface as a rehabilitative tool for grip force regulation. The planned pilot site is Soroka Medical Center. The total approved budget for the program is approximately $765 thousand, of which the IIA participation rate is 30%. The program period is one year. The grant received under the program is subject to the payment of royalties to the IIA, contingent upon future revenues derived from the program, in accordance with the terms of the approval.

b.	Royalties to the Israeli Ministry of Economy and Industry (“IMEI”):

During 2020, the Company received a grant from the IMEI, for approved marketing expenses amounting to $95 thousand. The program includes participation in expenses for: consulting for marketing, advertising and online marketing, flights to exhibitions and miscellaneous.

Under the agreement with the IMEI, if the export revenues in the defined target market increase by $311 thousand compared to the base year, the Company would be required to pay royalties at the rate of 3% of the increase, with the funds provided by the IMEI up to an amount equal to 100% of the IMEI marketing grant received, linked to the consumer price index (“CPI”).

As of December 31, 2025, the maximum obligation with respect to the grant received from the IMEI, contingent upon entitled future sales, is $95 thousand linked to the CPI.

c.	Lease Commitments – Operating Leases:

In January 2023, the Company entered into a new lease agreement in Yokne’am Illit, Israel for a period which started on February 1, 2023, and originally expired on January 31, 2025, with an option to extend the lease period by two additional lease periods, each for an additional 12 months. The Company exercised both extension options, and accordingly, the lease term has been extended through January 31, 2027. The Company’s monthly rent payment for this facility is approximately $16 thousand during the first lease year and increased to approximately $20 thousand during the second lease year and the option periods linked to CPI.

The Subsidiary, Mudra Wearable, leases an office located in California. The lease is on a month-to-month basis for $495 per month. Additionally, during 2022, the Company entered into lease agreements to lease 5 vehicles for a period of 3 years. During 2025, three of these lease agreements expired. In connection with the expiration of such leases, the Company entered into new lease agreements for two vehicles with lease terms of three years each and one vehicle with a lease term of two years.